Supplement to
Fidelity® Variable
Insurance Products
Initial Class
April 30, 2002
Prospectus

Effective August 1, 2002, the following information replaces similar information for VIP Cyclical Industries found in the "Fund Management" section on page 14.

Matthew Fruhan is manager of VIP Cyclical Industries, which he has managed since August 2002. Since joining Fidelity in 1995, Mr. Fruhan has worked as a research analyst and manager. He also manages other Fidelity funds.

VIPFCI-02-04 July 31, 2002
1.765122.105